Scudder Value Series, Inc.
                     Scudder-Dreman High Return Equity Fund
                           Class A, B, C and I Shares


    Supplement to the Currently Effective Statement of Additional Information
                               Dated April 1, 2002



Until April 8, 2002, the following information replaces similar disclosure provided in the section "Management of the Funds" under the heading "Investment Advisor":

Dreman Value Management, L.L.C. ("DVM"), Three Harding Road, Red Bank, New Jersey 07701, is the sub-advisor for the Fund. DVM is controlled by David N. Dreman. DVM serves as sub-advisor pursuant to the terms of a Sub-Advisory Agreement between it and the Advisor. DVM was formed in April 1997 and has served as sub-advisor for Scudder-Dreman High Return Equity Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.240% of 1% of the first $250 million of a Fund's average daily net assets, 0.230% of 1% of the next $750 million, 0.224% of 1% of the next $1.5 billion, 0.218% of 1% of the next $2.5 billion, 0.208% of 1% of the next $2.5 billion, 0.205% of 1% of the next 2.5 billion, 0.202% of 1% of the next $2.5 billion and 0.198% of the Fund's average daily net assets over $12 billion. In addition, for Scudder-Dreman High Return Equity Fund, the Advisor has guaranteed to pay a minimum of $8 million to DVM during each of the calendar years 2000, 2001 and 2002 that DVM serves as sub-advisor.

For the fiscal year ended November 30, 1998, the Fund incurred aggregate fees pursuant to its then effective sub-advisory agreement of $9,776,000. For the fiscal year ended November 30, 1999, the Fund incurred aggregate fees pursuant to its then effective sub-advisory agreement of $11,663,393.35. For the fiscal year ended November 30, 2000, the Fund incurred aggregate fees pursuant to its then effective sub-advisory agreement of $8,000,000.

The Sub-Advisory Agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from will misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement for Scudder-Dreman High Return Equity Fund remains in effect until December 31, 2002, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through December 31, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, and (b) by the shareholders or the Board of the Fund. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement. Thereafter, DVM may terminate the Sub-Advisory Agreement upon 90 days' notice to the Advisor.



April 2, 2002